EXHIBIT 10.7
                                 LEASE AGREEMENT

      THIS LEASE is made as of this 30th day of June, 1992, by and between (i) Cambridge Biotech Corporation, a Delaware corporation qualified to do business in the State of Maryland (the "Landlord"), with a business and mailing address of 1500 East Gude Drive, Rockville, MD 20850, and (ii) BTRL Contracts and Services Inc., a Massachusetts corporation qualified to do business in the State of Maryland (the "Tenant"), with a business and mailing address of c/o Boston Biomedica, Inc., 375 West Street, West Bridgewater, Massachusetts 02379.

                                   WITNESSETH:

      For and in consideration of the covenants herein contained and upon the terms and conditions herein set forth, the parties agree as follows:

        1.       Introductory Provisions.

                (a) Fundamental Lease Provisions. Certain Fundamental Lease provisions are presented in this Section in summary form solely to facilitate convenient reference by the parties hereto:

                 (1)  Leased Premises             3 Taft Court                                 [See Section 2(a)
                                                  Rockville,  MD  20850                        and Exhibit A]
                 (2)  Floor Space of Leased       20,680 square  feet                          [See Section 2(a)]
                      Premises                    (more or less)

                 (3)  Gross Leasable Area of      22,680 square  feet                          [See Section 2(b))
                      Property

                 (4)  A. Proportionate Share      91%                                          [See Section 2(c)]
                      B. R.E. Proportionate       67%
                         Share
                      C. Insurance  Propor-       67%
                         tionate Share

                 (5)  Rent Commencement Date      July 1, 1992                                 [See Section 3(a)]

                 (6)  Expiration Data             June 30, 1997                                [See Section 3(a)]

                 (7)  Minimum Annual Rent         Lease Year           Minimum  Annual Rent    [See Section 4(a)]
                                                   1                   $19,200.00
                                                   2                   $144,760.00
                                                   3                   $206,800.00
                                                   4                   $248,160.00
                                                   5                   $289,520.00

                 (8)  Basic Monthly Rent          Lease Year           Basic Monthly Rent      [See Section 4(a)]
                                                   1                   $1,600.00
                                                   2                   $12,063.33
                                                   3                   $17,233.33
                                                   4                   $20,680.00
                                                   5                   $24,126.66

                 (9)  Tenant's  Use Clause         General  office,
                                                   research/development,                       [See Section 6]
                                                   and   manufacturing
                                                   (as  allowed  by
                                                   zoning  code)  in
                                                   biotechnology   and
                                                   biomedical fields

                 (10) Security Deposit             $12,063.00                                  [See Section 5]

                 (11) Leasing Broker               None                                        [See Section 35]


                (b) References and Conflicts. References appearing in Section 1(a) are intended to designate some of the other places in the Lease where additional provisions applicable to the particular fundamental Lease provisions appear. These references are for convenience only and shall not be deemed all inclusive. Each reference in this Lease to any of the fundamental Lease provisions contained in Section 1(a) shall be construed to incorporate all of the terms provided for under such provisions, and such provisions shall be read in conjunction with all other provisions of this Lease applicable thereto. If there is any conflict between any of the fundamental Lease provisions set forth in Section 1(a) and any other provisions of the Lease, the latter shall control.

              (c) Exhibits. The following drawings and special provisions are attached hereto as exhibits and hereby made a part of this Lease:

Exhibit A.    Site Plan of Property including the Leased Premises and Adjacent
              Laboratory Building
Exhibit B.    List of  Landlord  Repairs  After  Rent  Commencement Date
Exhibit C.    Rules and Regulations

        2.   Premises.

              (a) Leased Premises. Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, that certain building (the "Leased Premises") which is located at 3 Taft Court, Rockville, MD 20850 and is outlined in blue on Exhibit A, together with the non-exclusive right to use the common areas of the Property as more fully described in Section 7 hereof. The Leased Premises shall consist of the agreed square footage of floor space as specified in Section l(a)(2).

              (b) The Property. The Leased Premises is a part of a parcel of improved real property owned by Landlord which is more fully described as "Lot 5, Block A, in the Redgate Industrial Park Subdivision as shown on a plat thereof recorded in Plat Book 102, Plat 11503 among the Land Records of Montgomery County, Maryland" (the "Property"). Landlord represents and warrants to Tenant that it is the owner in fee simple of the Property, subject to certain encumbrances, rights of way, easements, and other matters of record. Located on the Property is the Leased Premises, a laboratory building known as 3 1/2 Taft Court, Rockville, Maryland 20850 (the "Adjacent Laboratory Building"), and certain common areas as hereinafter defined in Section 7. Landlord and Tenant acknowledge that the gross leasable area of both the Leased Premises and the Adjacent Laboratory Building is specified in Section l(a)(3) ("Gross Leasable Area" or "GLA"), and shall hereafter be referred to as the GLA of the Property. The GLA of the Property shall be used hereinafter for purposes of computing Tenant's "Proportionate Share" (as hereinafter defined) of certain expenses payable to Landlord as "Additional Rent" (as hereinafter defined). Landlord reserves the right to modify the GLA of the Property, and shall modify the GLA of the Property, from time to time during the Lease Term as a result of construction of new leasable improvements or the demolition of existing leasable improvements on the Property. Landlord's right to modify the GLA of the Property shall not be construed to provide Landlord with any right to modify the GLA of the Leased Premises, or to deprive Tenant of the reasonable use of any portion of the parking areas allocated to it.

              (c) Tenant's Proportionate Share. Tenant's Proportionate Share of certain expenses hereinafter made payable to Landlord as Additional Rent is specified in Section l(a)(4). Said computation is based upon the ratio of the total area of floor space in the Leased Premises to the GLA of the Property. The Proportionate Share shall be modified during the Lease Term in the event that the GLA of the Property is modified as described in Section 2(b) above.

        3.    Term and Acceptance by Tenant.

              (a) Lease Term. The term of this Lease (sometimes herein called the "Lease Term") shall begin as of the date specified in Section 1(a) (5) ("Rent Commencement Date") and, unless sooner terminated as herein provided, continue thereafter through the date specified in Section l(a)(6) ("Expiration Date"). The period commencing with the Rent Commencement Date and ending on the last day of the twelfth (12th) full calendar month thereafter shall constitute the first "Lease Year" as such term is used herein. Each successive full twelve (12) month period during the Lease Term shall constitute a "Lease Year".

              (b) Acceptance of Leased Premises. Tenant accepts possession of the Leased Premises in "as is" condition, except that Landlord shall be obligated to complete, or cause to be completed, repairs to the Leased Premises which are identified in Exhibit B, in a good and workmanlike manner using first quality materials, on or before the ninetieth (90th) day following the date of execution of this Lease by both parties hereto. Landlord shall use all reasonable efforts to cause said repair work to be completed by such independent contractors in a diligent manner. Tenant expressly acknowledges and agrees that Landlord has made no representations or warranties with respect to the Leased Premises, and that no promises to alter, repair or improve the Leased Premises or the Property have been made by Landlord or its agents or employees, unless specifically set forth herein.

              (c) Permits. Tenant shall be responsible for obtaining the occupancy permit (if and to the extent required by law) and all other permits or licenses necessary for its lawful occupancy of the Leased Premises. This requirement shall not relieve Tenant of its liability for the payment of Minimum Annual Rent and Additional Rent, and the performance of all other obligations contained herein, from and after the Rent Commencement Date, in the event that all of said approvals, permits and licenses have not been acquired prior thereto.

        4.  Rent.

              (a) Minimum Annual Rent. The Minimum Annual Rent reserved hereunder in Section 1(a)(7) shall be payable by Tenant to Landlord during each Lease Year of the Lease Term in equal monthly installments of Basic Monthly Rent in the amounts set forth in Section 1(a)(8), due in advance, without notice or demand, and without set-off, deduction, recoupment or abatement of any kind, on the Rent Commencement Date and the first (1st) day of each and every calendar month thereafter during the Lease Term. In the event that the Rent Commencement Date occurs on a day other than the first day of a calendar month or the Lease Term ends on a day other than the last day of a calendar month, then the Basic Monthly Rent or Additional Rent for such partial month(s) shall be computed on a per diem basis by dividing the Basic Monthly Rent or Additional Rent by thirty
(30) and  multiplying  it by the number of days in the partial  calendar  month.
Rent shall be paid to Landlord, or to such other person(s), or at such other address as Landlord may designate to Tenant from time to time.

              (b) Additional Rent.

                    (i) General. Whenever it is provided by the terms of this Lease that Tenant is required to make any payment to Landlord other than a payment of Minimum Annual Rent, such payment shall be deemed to be a payment of additional rent ("Additional Rent"). Unless otherwise expressly specified herein, Additional Rent shall be paid by Tenant with the next installment of Basic Monthly Rent thereafter falling due. Additional Rent shall include, but not be limited to:

                    (ii) Real Estate Taxes. On or before September 1, 1992, Tenant shall pay to Landlord its R.E. Proportionate Share of the Real Estate Taxes to be incurred by Landlord on the Property during the 1992-1993 tax year, based upon a copy of the 1992-1993 tax bill for the Property delivered to Tenant by Landlord prior thereto (or if a copy of said tax bill is not delivered to Tenant until after September 1, 1992, then within five (5) business days of the receipt thereof). Commencing upon the 1st day of October, 1992, and thereafter on the first day of each calendar month throughout the Lease Term, Tenant shall pay to Landlord, without notice or demand therefor (other than the annual notice of Landlord's estimate of Tenant's R.E. Proportionate Share of the Real Estate Taxes and a copy of the tax bill as described in the following paragraph of this Section), and without any deduction whatsoever, one-twelfth (1/12) of its R.E. Proportionate Share of Landlord's good faith estimate of the Real Estate Taxes to be incurred by Landlord on the Property during the following tax year (prorated, if necessary, if the remainder of the Lease Term constitutes less than the full tax year). Tenant's obligation to pay its R.E. Proportionate Share of the Real Estate Taxes incurred during the Lease Term shall survive the expiration or other termination of the Lease.

              The term "Real Estate Taxes" shall mean all taxes and assessments, general and special, ordinary and extraordinary, foreseen and unforeseen, now or hereafter assessed, levied or imposed upon the Property, including both the land and the improvements which are built thereon, including, without limitation, front foot benefit charges and adequate public facility costs and assessments, together with (i) any tax, assessment, or other imposition in the nature of a real estate tax, (ii) any ad valorem tax on rent or any tax on income if imposed in lieu of or in addition to real estate taxes and assessments, and (iii) any taxes and assessments which may hereafter be substituted for real estate taxes, including by way of illustration only, any tax, assessment or other imposition (whether a business rental or other tax) now or hereafter levied upon Landlord for a tenant's use or occupancy of or conduct of business on the Property, or a tenant's improvements to or furniture, fixtures or equipment on the Property. Real Estate Taxes shall also include all reasonable costs incurred by Landlord in contesting the validity or amount of any such taxes. Real Estate Taxes shall not include transfer, inheritance, capital stock or income taxes or other similar personal tax of Landlord, nor any late charges, penalties or interest, incurred due to untimely payments by Landlord in connection with said tax.

              Within fifteen (15) days after Landlord's receipt from the taxing authority of the Real Estate Tax bill for the 1993-1994 tax year and for each tax year thereafter during the Lease Term, Landlord shall deliver to Tenant a copy of such tax bill, together with a statement showing Tenant's R.E. Proportionate Share of the actual Real Estate Taxes due for said tax year and the amount of payments made by Tenant based upon the estimate thereof. Tenant shall pay Landlord, within thirty (30) days of Tenant's receipt of such statement, Tenant's R.E. Proportionate Share of the excess, if any, of the Real Estate Taxes for such tax year over the estimated costs thereof. If the amount paid by Tenant as Tenant's R.E. Proportionate Share of the estimated Real Estate Taxes for such tax year exceeded Tenant's R.E. Proportionate Share of actual Real Estate Taxes for such tax year, the excess shall be credited toward payment of the next installment of Basic Monthly Rent to be paid by Tenant after Tenant receives said statement from Landlord. If the amount paid by Tenant for the last tax year of the Lease Term exceeds Tenant's R.E. Proportionate Share of actual Real Estate Taxes for such tax year, Landlord shall pay Tenant the excess amount within thirty (30) days after Landlord's submission to Tenant of the aforesaid statement for such tax year.

             In the event that the Adjacent Laboratory Building is demolished during the Lease Term, then, commencing upon the effective date of the reassessment of the Property and the modification of Real Estate Taxes resulting from such demolition, and for so long as the Leased Premises constitutes one hundred percent (100%) of the leasable improvements located on the Property, Tenant shall be obligated to pay Tenant's R.E. Proportionate Share of the Real Estate Taxes assessed against the Property land and one hundred percent (100%) of the Real Estate Taxes assessed against the Property improvements.

         Upon Tenant's written request, Landlord will contest, at Tenant's expense, the validity or amount of any such Real Estate Tax. Tenant shall be entitled to its R.E. Proportionate Share of any refund.

         Landlord shall deposit and thereafter hold in escrow, until disbursement, the funds received from Tenant pursuant to this section in an interest bearing, federally insured account. All interest earned on said account shall be credited to Tenant and shall be used in the adjustments to Tenant's payments made hereunder from time to time during the Lease Term so that Landlord collects only such monies as are necessary to pay Tenant's R.E. Proportionate Share of said Real Estate Taxes.

         In addition to Tenant's obligation for the payment of its R.E. Proportionate Share of the Real Estate Taxes, Tenant shall be liable for, and shall pay before delinquency, all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Leased Premises.

         (iii) Insurance. Commencing upon the Rent Commencement Date and thereafter throughout the Lease Term, Tenant shall pay to Landlord without notice or demand therefor and without any deduction whatsoever, its Insurance Proportionate Share of the premium cost of the casualty insurance, liability insurance, rent loss insurance, and other reasonable and necessary form of insurance carried by Landlord with respect to the Property ("Insurance Cost") during any policy year; provided, however, that if the Adjacent Laboratory Building is demolished during the Lease Term, then commencing upon such demolition and for so long as the Leased Premises constitutes one hundred percent (100%) of the leasable improvements on the Property, Tenant shall be obligated to pay one hundred percent (100%) of the Insurance Cost.

        Not less than ten (10) days before the Rent Commencement Date, Landlord shall deliver to Tenant a written statement of Landlord's estimate of the amount of the Insurance Cost for the then-current policy year, and Tenant's Insurance Proportionate Share of such Insurance Cost. On the Rent Commencement Date, and on the first day of each month thereafter throughout the Lease Term, Tenant shall pay one-twelfth (1/12) of Tenant's Insurance Proportionate Share of Landlord's estimate of the Insurance Cost for the then-current policy year, as shown on Landlord's estimate. Landlord shall submit its estimate of the Insurance Cost for the forthcoming policy year and Tenant's Insurance Proportionate Share thereof at the commencement of each such policy year, and Tenant's monthly payments made after its receipt of such estimate shall be in the amount of one-twelfth (1/12) of the amount of Tenant's Insurance Proportionate Share of Insurance Cost as shown on such estimate. Landlord may revise its estimate of the Insurance Cost at any time during a policy year by notice to Tenant, setting forth such revised estimate and Tenant's Insurance Proportionate Share thereof. In such event, all monthly payments made by Tenant after such notice shall be in an amount calculated on the basis of such revised estimate. Tenant shall, in all cases, continue to make monthly payments of Insurance Cost based on the last estimate received from Landlord until it receives a revised or updated estimate.

        After the end of each policy year, Landlord will as soon as practicable submit to Tenant a statement of the actual Insurance Cost for such policy year and Tenant's Insurance Proportionate Share thereof. Landlord shall cause its insurance carrier, whenever practical, to issue policies of insurance covering the Leased Premises which are separate and apart from the Adjacent Laboratory Building and all other properties owned by Landlord, in which event Tenant's Proportionate Share of Insurance Cost shall be the full cost payable pursuant to said separate policy. Where such separate policies cannot be issued practically, Landlord shall cause its insurance carrier to provide a written statement identifying the manner in which all premiums paid by Landlord are allocated to reflect the portion thereof attributable to the insurance carried on the Leased Premises and the portion thereof attributable to the insurance carried on the Adjacent Laboratory Building and other properties owned by Landlord. Tenant shall pay Landlord, within thirty (30) days of Tenant's receipt of such statement, Tenant's Insurance Proportionate Share of the excess, if any, of Insurance Cost for such policy year over the projected Insurance Cost. If the amount paid by Tenant as Tenant's Insurance Proportionate Share of the estimated Insurance Cost for such policy year exceeded Tenant's Insurance Proportionate Share of actual Insurance Cost for such policy year, the excess shall be credited toward payment of the next installment of Basic Monthly Rent to be paid by Tenant after Tenant receives said statement from Landlord. If the amount paid by Tenant for the last policy year of the Lease Term exceeds Tenant's Insurance Proportionate Share of actual Insurance Cost for such year, Landlord shall pay Tenant the excess amount within thirty (30) days after Landlord's submission to Tenant of the aforesaid Insurance Cost statement for such policy year.

        Landlord shall deposit and thereafter hold in escrow, until disbursement, the funds received from Tenant pursuant to this section in an interest bearing, federally insured account. All interest earned on said account shall be credited to Tenant and shall be used in the adjustments to Tenant's payments made hereunder from time to time during the Lease Term so that Landlord collects only such monies as are necessary to pay Tenant's Insurance Proportionate Share of said Insurance Cost.

        Landlord agrees that, at all times during the Lease Term, it shall carry casualty insurance and liability insurance in such form and in such amounts which are consistent with and comparable to the coverage of casualty insurance policies and liability insurance policies carried by landlord's owning commercial buildings located in Montgomery County, Maryland that are similar to the Leased Premises.

                   (iv) Utility Expenses Not Separately Metered.

                         (aa) Throughout the Lease Term, Tenant agrees to pay to
Landlord, as Additional Rent, Tenant's Proportionate Share of all water usage charges, exterior electric lighting charges, and any other utility charges ("Shared Charges") not separately metered (and only for so long as each is not separately metered) for each of the Leased Premises, the Adjacent Laboratory Building, and the common areas of the Property.

                         (bb) Upon receipt of each  billing for Shared  Charges,
Landlord will as soon as practicable submit to Tenant a statement of Shared Charges incurred for the preceding billing period. Tenant shall pay Landlord, within thirty (30) days of Tenant's receipt of such statement, Tenant's Proportionate Share of Shared Charges.

                   (v) Landlord's Enforcement Costs. Additional Rent shall include any and all expenses incurred by Landlord, including reasonable attorneys' fees, for the collection of monies due from Tenant and the enforcement of Tenant's obligations under the provisions of this Lease. In the event Minimum Annual Rent or Additional Rent is not paid within fifteen (15) business days of its due date, Landlord, at its sole option, may assess a late charge equal to five percent (5%) of the amount of the delinquent Basic Monthly Rent and Additional Rent as compensation for the additional administrative costs incurred by Landlord as a result of such late payment.

                         (c)  Payment  of  Rent.  Any  Minimum  Annual  Rent  or
Additional Rent which is not paid within five (5) business days after the same is due shall bear interest ("Penalty Rate") at one percentage (1%) point above the prime rate of interest by NationsBank/Maryland existing from time to time and adjusted each day the prime rate is redetermined to reflect the change in said prime rate of interest, from the due date until the date received by Landlord. Any payments of Minimum Annual Rent or Additional Rent by Tenant or acceptance by Landlord of a lesser amount than shall be due from Tenant to Landlord shall be treated as a payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant. If Landlord receives from Tenant two (2) returned or "bounced" checks in any one Lease Year, Landlord may require all future Rent by cashier's or certified check.

             5.      Security Deposit.

                         (a) Contemporaneously with the execution of this Lease,
Tenant has deposited with Landlord the sum specified in Section 1(a)(10) as the security deposit ("Security Deposit"), the receipt of which is hereby acknowledged. Said Security Deposit shall serve as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant during the Lease Term. If, at any time during the Lease Term, any payment of Minimum Annual Rent or Additional Rent herein reserved shall be overdue and unpaid, then Landlord may, at its option, appropriate and apply any portion of said Security Deposit to the payment of any such overdue rent or other sum.

                         (b) In the event of the  failure  of Tenant to keep and
perform any of the terms, covenants and conditions of this Lease to be kept and performed by Tenant, then Landlord, at its option, may appropriate and apply the entire Security Deposit, or so much thereof as may be necessary, to compensate Landlord for loss or damage sustained or suffered by Landlord due to such breach on the part of Tenant. Should the entire Security Deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue rent or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall, upon the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore the Security Deposit to the original sum. Tenant's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease. Should Tenant comply with all of said terms, covenants and conditions of this Lease and promptly pay all Minimum
Annual Rent and Additional Rent herein provided as it falls due, then the Security Deposit (and all accrued interest) shall be returned in full to Tenant within forty-five (45) days of the Expiration Date or earlier termination of the Lease Term.

                         (c)  Landlord   shall   deliver  the  funds   deposited
hereunder by Tenant as a Security Deposit to the purchaser of Landlord's interest in the Property and/or the Leased Premises in the event that such interest is sold, and thereupon Landlord shall be discharged from any further liability with respect to such Security Deposit.

                         (d) If the  Tenant  fails  to  take  possession  of the
Leased Premises as required by this Lease, the Security Deposit shall not be deemed liquidated damages, and Landlord's use of the Security Deposit pursuant to this Section 5 shall not preclude Landlord from recovering from Tenant all additional damages incurred by Landlord.

                         (e)  Landlord  shall  deposit  the funds  delivered  by
Tenant as a Security Deposit in an interest bearing, federally insured account, and shall hold the Security Deposit in such an account(s) during the entire Lease Term. For so long as Signet Bank/Maryland holds a first lien security interest in the Property, the Security Deposit shall be held in an account at Signet Bank/Maryland which identifies Landlord as the escrow agent or custodian of the proceeds constituting the Security Deposit for the benefit of Tenant. All interest earned on said account shall be credited to Tenant, and, so long as Tenant is not in default of its obligations under this Lease, Landlord shall pay to Tenant all accrued interest (and shall deliver to Tenant an appropriate statement showing the accrual of such interest on said account) on or before the 31st day of January of each calendar year during the Lease Term. Tenant acknowledges that its tax identification number is #04-3152484 for purposes of reporting to the Internal Revenue Service interest earned on said account.

             6.       Use.

                         (a) Use.  Tenant shall use the Leased  Premises for the
purposes specified in Section 1(a)(9), and for no other purpose.

                         (b) Compliance With Laws, Fire Insurance,  Condition of
Leased Premises. Tenant shall not do, or permit anything to be done in the Leased Premises or on the Property, or bring or keep anything therein, which will in any way invalidate or conflict with fire insurance policies on the Property, including, but not limited to all improvements, the Property's fixtures and personal property kept therein, or obstruct or interfere with the rights of the Landlord or of other tenants of the Property, or in any other way injure or annoy Landlord or such other tenants, or subject Landlord to any liability for injury to persons or damage to property, or interfere with the good order of the Property, as determined by Landlord in its sole reasonable discretion. Tenant shall refrain or discontinue said use immediately upon receipt of written notice from Landlord requiring such action. Tenant, at its expense, shall comply with all present and future laws, rules or regulations of any federal, state or municipal authority, or the Maryland Fire Underwriters Rating Bureau, or with any notice from any public officer pursuant to law pertaining to Tenant's occupancy or use of the Leased Premises, whether such notice shall be served on Landlord or Tenant (including, where necessary, the construction of capital improvements to the Leased Premises). Tenant agrees to indemnify, defend, and hold Landlord harmless from all liability, damage, cost, and expense (including, without limitation, court costs and reasonable attorneys fees) resulting from any injury to persons or damage to property occurring in or around the Leased Premises, whether occasioned by any act or omission of Tenant, Tenant's agents, contractors, servants, employees, invitees or licensees. Tenant agrees that any increases of fire insurance premiums on the Leased Premises or contents caused by the occupancy of Tenant and any expenses or costs incurred in consequence of negligence or carelessness or the willful action of Tenant, Tenant's employees, agents, contractors, servants, invitees, or licensees shall be deemed Additional Rent and paid by Tenant to Landlord as they accrue.

            7.   Common Areas.

                    (a) Common Areas Defined. In this Lease, "common areas" means all areas, facilities and improvements provided, from time to time, on the Property for the mutual convenience and use of all tenants or other occupants of the Leased Premises and the Adjacent Laboratory Building, their respective agents, employees, and invitees, and shall include, if provided, but are not limited to, parking areas and facilities, access roads, driveways, retaining walls, sidewalks, walkways, landscaped areas, and exterior lighting facilities.

              (b) Landlord's Control. Landlord shall, as between Landlord and Tenant, at all times during the Lease Term have the sole and exclusive control, management and direction of the common areas, and may, at any time and from time to time during the Lease Term, exclude and restrain any person from use or occupancy thereof, excepting, however, Tenant and other tenants of Landlord and bona fide invitees of either who make use of said areas in accordance with the rules and regulations established by Landlord from time to time with respect thereto. The rights of Tenant in and to the common areas shall at all times be subject to the rights of others to use the same in common with Tenant, and it shall be the duty of Tenant to keep all of said areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operation. Landlord may at any time and from time to time (i) close all or any portion of the common areas to make repairs or changes, (ii) close all or any portion of the common areas to such extent as may, in the opinion of Landlord, be necessary to prevent a dedication thereof or the accrual of any rights to any person or to the public therein, and (iii) do and perform such other acts in and to said areas as, in the exercise of good business judgment, Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by tenants, their employees, agents, and invitees. Landlord shall at all times have the right and privilege of determining the nature and extent of the common areas, and of making such changes, rearrangements, additions or reductions therein and thereto from time to time which in its opinion are deemed to be desirable and for the best interest of all persons using the common areas or which are as a result of any federal, state or local environmental protection or other law, rule, regulation, guideline or order. The purpose of the site plan attached hereto as Exhibit A is to show the approximate locational relationship of the Leased Premises to the Adjacent Laboratory Building and to the common areas as of the Rent Commencement Date. Nothing described in Exhibit A shall limit or prevent Landlord from effecting any change or alteration to the Property as described in this paragraph. Nothing contained in this Section shall give Landlord the right to impose restrictions on the use and enjoyment of the common areas by Tenant, or to make modifications to the common areas, in a way to cause Tenant to be unable to use the Leased Premises and the common areas in a reasonable manner for the purposes originally contemplated by this Lease.

                         (c) Parking Spaces. During the Lease Term, Tenant shall
have the exclusive right to the use of all parking spaces in the common areas of the Property, except for the six (6) parking spaces which are marked in red on Exhibit A and are reserved by Landlord for its use.

        8. Rules and Regulations. Tenant agrees to comply with and observe any reasonable rules and regulations promulgated by Landlord as set forth in Exhibit C, which may be supplemented or amended from time to time by Landlord. Tenant's failure to keep and observe said rules and regulations shall constitute a breach of the terms of this Lease in the same manner as if the same were contained herein as covenants.

        9. Utilities. Tenant shall be solely responsible for and shall promptly pay any and all utility charges including but not limited to electricity, fuel, gas, and telephone (including equipment and installation charges) used in, consumed at, or supplied to the Leased Premises. Tenant shall immediately transfer all separately metered utility accounts for the Leased Premises into its own name on the Rent Commencement Date. Tenant shall pay to Landlord, as Additional Rent, its Proportionate Share of any and all bills for utility charges which are not separately metered in the manner described in Section 4(b)(iv) hereof.

        10. Landlord's Right of Entry. Landlord, and its agents, shall have the right, upon prior notice to Tenant and during reasonable business hours during the Lease Term (except in the case of an emergency involving damage to person or property), to enter upon the Leased Premises to examine the same, or to make such repairs, alterations or improvements, as Landlord may deem necessary or proper, or to remove any alteration or improvement which is in violation of the provisions of this Lease, provided, however, Landlord shall not adversely interfere with Tenant's business operations in a material manner. Landlord reserves the right to show the Leased Premises to prospective tenants or brokers during the last ninety (90) days of the Lease Term, and to show the Leased Premises to prospective purchasers at all reasonable times, provided that prior verbal notice is given to Tenant in each case and that Tenant's use and occupancy of the Leased Premises shall not be materially inconvenienced by any such action of Landlord.

        11.   Condition - Maintenance and Repair.

                         (a) Tenant's Responsibility.  Tenant shall maintain the
Leased Premises in substantially the same good order and condition as it is on the commencement of the Lease Term and shall return the Leased Premises to Landlord in such condition at the Expiration Date or at the earlier termination of this Lease, ordinary wear and tear excepted. Except as obligations to repair are expressly delegated to Landlord as described in Section 11(b) below, Tenant shall be responsible for the full cost of all maintenance and repair of (i) the Leased Premises, including but not limited to the doors, door jambs, windows, window casings and sills, screens, floor coverings, walls (excluding load bearing structures), and ceilings located in the Leased Premises, and all pipes, gutters, downspouts, wires, conduits and other equipment and fixtures located in the Leased Premises, and (ii) the common areas of the Property (including all landscaping thereon, except for the landscaping immediately surrounding the Adjacent Laboratory Building). Tenant, at its expense, shall perform routine maintenance, repair, and replacement of the plumbing, electrical, heating, ventilating and air-conditioning systems, and all other systems and equipment, serving the Leased Premises. Tenant will throughout the Lease Term obtain and keep in force a maintenance contract with a qualified service company to regularly inspect and perform maintenance services to the heating, ventilating and air-conditioning system serving the Leased Premises. Tenant, at its expense, shall furnish Landlord with a copy of said maintenance contract, and of renewals or replacements thereof, promptly after the effective date thereof. All repairs and maintenance required to be performed by Tenant at the Leased Premises shall be made or performed within a reasonable period of time upon the occurrence of the necessity therefor, and shall be made or performed in a workmanlike manner, using first class materials, by a contractor duly licensed in the State of Maryland, and shall be made or performed in accordance with (i) all applicable federal, state and county governmental codes and regulations, and (ii) insurance requirements. Tenant shall also be responsible for keeping all sidewalks and parking areas on the Property free and clear of dirt, trash, debris, ice, snow, and any other obstructions; provided, however, that Landlord shall upon request promptly reimburse Tenant for nine percent (9%) of the cost of any such services. Tenant shall keep its trash and garbage in enclosed containers in a trash holding area within the Leased Premises, and shall perform regular trash removal from such trash holding area. Tenant shall also be responsible for the performance of regular, periodic pest control services at the Leased Premises. All glass, both exterior and interior, shall be maintained in the Leased Premises at the sole risk of Tenant, and Tenant agrees to replace any glass promptly at its sole expense in the event of breakage.

                         (b)   Landlord's   Responsibility.   Except   for   any
structural alterations or improvements made by Tenant, Landlord shall maintain in good order and repair the roof and the structural portions of the foundation, floors, stairwells, exterior walls, columns and other load bearing elements of the Leased Premises, and shall perform all non-routine repair and replacement of the heating, ventilating and air-conditioning system at the Leased Premises, provided, in each case, that Tenant shall give Landlord notice of the necessity therefor, whereupon Landlord shall have a reasonable period of time within which to make such repairs, and provided, further, that any such repairs necessitated by the acts or omissions of Tenant, its agents, employees, contractors or invitees, shall be performed at Tenant's expense, and the cost thereof shall be paid by Tenant to Landlord, as Additional Rent, within twenty (20) days after Landlord's submission of a bill therefor.

        12. Alterations or Improvements by Tenant. Except for incidental painting and decoration of the interior of the Leased Premises and other minor alterations and improvements which do not affect the structure or utility systems  of  the  Leased  Premises,  Tenant  shall  not  make  any  alterations, additions, or improvements, structural or otherwise (collectively, "Alterations") in, on or to the Leased Premises, without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. In connection with Landlord's review of such proposed alterations or improvements prior to giving its consent thereto, Landlord shall have the right to require that Tenant supply plans, specifications, working drawings and similar documents in reasonable detail which show the scope of work to be performed within the Leased Premises. Landlord's approval of the plans, specifications and working drawings for Tenant's alterations and improvements shall create no liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules, regulations of governmental agencies or authorities. Landlord acknowledges that Tenant desires to build a P3 laboratory in the Leased Premises during the Lease Term, and that Landlord shall not unreasonably withhold or delay its consent to the construction thereof. Any contractors employed by Tenant to perform Tenant's work (i) shall be qualified to perform such work and licensed in the State of Maryland and (ii) shall maintain any insurance which may be reasonably required by Landlord, and (iii) shall be bonded or otherwise reasonably satisfactory to Landlord. Tenant will defend, indemnify and hold Landlord harmless from and against any and all expenses, liens, claims or damages, including attorneys' fees, for injury to person or property which may or might arise, directly or indirectly, by reason of the making of any Alterations. If any Alterations are effected without the prior written consent of Landlord, Landlord may remove or correct the same and Tenant shall be liable for any and all expenses of this work. All rights given to Landlord herein shall be in addition to any other right or remedy of Landlord contained in this Lease. Tenant shall be obligated to make any and all Alterations and other improvements to the Leased Premises required by applicable federal, state, and local law, in connection with the use of the Leased Premises by Tenant during the Leased Term. Tenant hereby agrees that all Alterations made in, to, or on the Leased Premises shall, unless otherwise provided by written agreement or by the provisions of Section 13 below, be the property of Landlord and shall remain upon and be surrendered with the Leased Premises on the Expiration Date or other termination of this Lease.

         13. Surrender. Upon the Expiration Date or other termination of the Lease Term, Tenant shall quit and surrender the Leased Premises to the Landlord in good order and condition, ordinary wear and tear excepted, and Tenant shall remove all of its personal property from the Leased Premises on or before the Expiration Date or other termination of this Lease. Tenant's obligation to observe or perform the covenants described in this Section 13 shall survive the expiration or other termination of this Lease. If Tenant does not remove Tenant's furniture, trade fixtures and all other items of personal property of every kind and description from the Leased Premises as specified herein, then Landlord shall be permitted to remove, dispose or otherwise discard such property without further payment or credit by Landlord to Tenant. Notwithstanding anything to the contrary contained in this Lease, Tenant shall have the right and the obligation , at the end of the Lease Term, to remove all built-in desks, cabinets, basins, emergency showers and other pieces of equipment which are affixed to the Leased Premises by Tenant. In connection with the removal of said equipment, Tenant shall be obligated to stub pipes; bundle and cap wires; close ducts; repair and replace (as appropriate) flooring coverings; repair, replace, finish and repaint (as appropriate) walls, and perform all other acts which are necessary for the Leased Premises to be returned to Landlord in same good order and condition as exists of the Rent Commencement Date.

        14. Tenant Holding Over. If Tenant holds possession of the Leased Premises after the Expiration Date or other termination of this Lease, Landlord shall have the option, exercisable in writing within thirty (30) days after the date of termination as aforesaid, to treat Tenant as a trespasser, or as a tenant by the month. If the Landlord fails to make such election then the Tenant shall be deemed a tenant by the month, commencing with the first day after the termination of the Lease at one hundred fifty percent (150%) of the Basic Monthly Rent paid during the last month of the Lease Term, and upon all the other terms of this Lease, including the provisions of this Section. Said holdover term shall terminate upon thirty (30) days notice from one party to the other. Nothing contained herein shall be construed within said thirty (30) days after the date of Lease termination as aforesaid as a consent by Landlord to the occupancy or possession of the Leased Premises by Tenant after the termination of the Lease, and Landlord, upon said termination, if Landlord elects to treat Tenant as a trespasser, shall be entitled to the benefit of all general or public laws relating to the speedy recovery of the possession of land and tenements held over by Tenant, whether now or hereafter in force and effect. If Tenant fails to surrender the Leased Premises upon the expiration or other termination of this Lease despite demand to do so by Landlord, Tenant shall indemnify, defend, and hold Landlord harmless from all injury, loss, claims, expenses and liability, including without limitation, any claim made by any succeeding tenant and any attorneys' fees, founded on or resulting from such failure to surrender.

         15.  Assignment and Subletting.

                         (a)  Assignment  by Tenant.  Tenant  shall not  assign,
mortgage or encumber this Lease, or any right hereunder, nor sublet the Leased Premises or any part thereof, nor permit the Leased Premises to be used by others without the prior written consent of Landlord, which consent shall be at Landlord's sole discretion. If Tenant is a corporation, unincorporated association or partnership, then the transfer, assignment or hypothecation of any stock or interest in such corporation, association or partnership so as to result in a change of fifty percent (50%) or more in the ownership thereof by the person, persons or entities owning said entity as of the date of this Lease, without the prior written consent of Landlord (which consent shall not be unreasonably withheld or delayed), shall be deemed an assignment made in breach of this covenant. Landlord's consent in any specific instance to any assignment, mortgage, encumbrance, subletting or use of the Leased Premises and its collection and acceptance of rent from any such approved assignee, subtenant or other occupant shall neither constitute a waiver of the provisions of this paragraph, nor be construed as permission of any subsequent assignment, mortgage, encumbrance, subletting or use without compliance with this paragraph. Without the prior written consent of Landlord, this Lease and the interest of Tenant, or any assignee of Tenant, shall not pass by operation of law, nor shall it be subject to garnishment or sale under execution in any suit or proceeding which may be brought against or by Tenant, or any assignee of Tenant. No assignment of this Lease, sublease of all or any portion of the Leased Premises, or collection of rent from an assignee or subtenant (whether or not permitted by Landlord) shall relieve Tenant of its obligations hereunder. In the event that Landlord gives Tenant its written consent to assign, transfer, or sublet all or a portion of the Leased Premises to a third party which is unrelated to Tenant, any monthly rent or other payment accruing to Tenant as the result of any such assignment, transfer or sublease, including any lump sum or periodic payment in any manner relating to such assignment, transfer or sublease, which is in excess of the Minimum Annual Rent and Additional Rent then payable by Tenant under the Lease shall be paid by Tenant to Landlord monthly as Additional Rent, excluding any reasonable expenses incurred by Tenant in connection with such assignment or subletting, e.g. legal fees and brokers' commissions. Landlord may require a certificate from Tenant specifying the full amount of any such payment of whatsoever nature. Any reasonable costs and expenses, including reasonable attorneys' fees incurred by Landlord in connection with any proposed or purported assignment, transfer or sublease shall be borne by Tenant and shall be payable to Landlord as Additional Rent within five (5) days of demand therefor.

           Notwithstanding anything herein to the contrary, Tenant shall have the right, without Landlord's prior written consent, to assign this Lease or sublet the Leased Premises to any parent corporation of Tenant, or to any subsidiary of any parent corporation of Tenant, subject to the following express conditions:

               (i) No such  assignment  or  sublease  shall be deemed to release
                   Tenant from continuing liability for all of Tenant's covenants and obligations under this Lease, or Boston Biomedica, Inc. ("Tenant's Guarantor") from its obligations under its Guaranty; and

               (ii)Any assignee or subtenant  must  expressly  assume in writing all of the covenants and obligations of Tenant under this Lease, joint and severally with Tenant.

              Further, Landlord agrees not to unreasonably withhold its consent to an assignment of this Lease (or to a sale or transfer of Tenant's stock) resulting from a merger, consolidation, corporate reorganization (other than pursuant to the bankruptcy laws), sale of the assets or other transfer of stock of Tenant, subject to the following conditions:

               (i) Such assignee or transferee, as the case may be, shall have a net worth at least equal to that of Tenant, as of the date hereof, or the date of such request for consent to an assignment or transfer, whichever is greater;

              (ii) No such  assignment  shall  be  deemed  to  release  Tenant's
                   Guarantor from its obligations under its Guaranty; and

              (iii)Such  assignee  or  transferee,  as the  case  may  be,  must expressly assume in writing all of the
                   covenants and obligations of Tenant under this Lease, jointly and severally with Tenant.

           Further, any issuance by Tenant of its capital stock in a public offering which is effected in compliance with the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder, shall not be deemed to be a change in control or an assignment of this Lease requiring Landlord's consent.

                  (b) Assignment by Landlord. It is expressly understood and agreed that this Lease and all rights of Landlord hereunder shall be fully and freely assignable by Landlord without notice to, or consent of, Tenant. In the event of the transfer and assignment by Landlord of its interest in this Lease, Landlord shall thereby be released from any responsibility for the performance of obligations thereafter accruing hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations. Nothing contained herein shall prevent Tenant from looking to Landlord for the performance of obligations of which Landlord has actual knowledge and which predate the effective date of the transfer and assignment by Landlord of its interest in this Lease. The term "Landlord" as used in this Lease shall mean the owner of the Leased Premises, at the time in question. In the event of a transfer (whether voluntary or involuntary) by such owner of its interest in the Leased Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Lease thereafter accruing, but such covenants and obligations shall be binding during the Lease Term upon each new owner for the duration of such owner's ownership.

            16. Bankruptcy.

                   (a) The following  shall be Events of  Bankruptcy  under this
Lease: (1) Tenant or any guarantor of Tenant's obligations under this Lease ("Tenant's Guarantor") becoming insolvent, as that term is defined in Title 11 of the United States Code (the "Bankruptcy Code"), or under the insolvency laws of any state, district, commonwealth or territory of the United States (the "Insolvency Laws"); (2) the appointment of a receiver or custodian for any or all of Tenant's or Tenant's Guarantor's property or assets, or the institution of a foreclosure action upon any of Tenant's or Tenant's Guarantor's real or personal property; (3) the filing of a voluntary petition under the provisions of the Bankruptcy Code or Insolvency Laws by Tenant or Tenant's Guarantor; (4) the filing of an involuntary petition against Tenant or Tenant's Guarantor as the subject debtor under the Bankruptcy Code or Insolvency Laws, which either
(A) is not dismissed within one hundred twenty (120) days of the date of filing, or (B) results in the issuance of an order for relief against the debtor; or (5) Tenant's or Tenant's Guarantor's making or consenting to an assignment for the benefit of creditors or a common law composition of creditors.

                   (b) Upon occurrence of an Event of Bankruptcy, Landlord shall have all rights and remedies available to Landlord pursuant to Section 18; provided, however, that while a case in which Tenant is the subject debtor under the Bankruptcy Code is pending, Landlord shall not exercise its rights and remedies pursuant to Section 20 so long as (1) the Bankruptcy Code prohibits the exercise of such rights and remedies, and (2) Tenant or its Trustee in Bankruptcy (hereinafter referred to as "Trustee") (i) cures all defaults under this Lease, (ii) compensates Landlord for monetary damages incurred as a result of such defaults, (iii) provides adequate assurance of future performance on the part of Tenant as debtor in possession or on the part of the assignee tenant, and (iv) complies with all other requirements of the Bankruptcy Code and this Lease.

          17. Default. Each of the following shall be deemed a default by Tenant and a material breach of this Lease:

                      (a)   An Event of Bankruptcy as defined in Section 16;

                      (b) An assignment or encumbrance of Tenant's interest in this Lease or the Leased Premises or a subletting of any part of the Leased Premises in violation of Section 15;

                      (c) A failure by Tenant to make any payment of Minimum Annual Rent or Additional Rent within five (5) days of receipt of written notice that such payment was not received on its due date (provided that Landlord shall not be obligated to provide Tenant with such written notice more than twice during any twelve month period during the Lease Term, and after receipt of such second notice, Tenant shall be deemed in default, without further notice, if any such payment is not received by Landlord on its due date);

                      (d)   Abandonment of the Leased Premises; and

                      (e) A failure by Tenant in the performance of any other term, covenant, agreement or condition of this Lease on the part of Tenant to be performed after fifteen (15) days notice, or if such default cannot reasonably be cured within said fifteen (15) day period and Tenant does not commence to diligently pursue the same within said fifteen (15) day period and to continue to diligently pursue the same until remedied.

Landlord agrees that it shall not exercise any rights or remedies, which are available to it pursuant to the terms of Section 18, as a result of an event of default described in Section 17 (b) or (d) above, unless and until Landlord has provided Tenant with a period of fifteen (15) days after receipt of written notice thereof within which to cure such default.

          18. Landlord's Rights Upon Tenant's Default. Upon default by Tenant of any of the terms or covenants of this Lease, Landlord shall be entitled to remedy such default as follows:

                 (a) Landlord  shall have the right,  immediately or at any time after said default, without further notice to Tenant (unless otherwise provided herein), to enter the Leased Premises, without terminating this Lease or being guilty of trespass, and do any and all acts as Landlord may deem necessary, proper or convenient to cure such default, for the account and at the expense of Tenant, and Tenant agrees to pay to Landlord as Additional Rent all damage and/or expense incurred by Landlord in so doing, including interest at the Penalty Rate from the due date until the date payment is received by Landlord. The making of such payment or the taking of such action by Landlord shall not be deemed to cure the default or to stop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

                 (b) Landlord shall,  following said default,  have the right to terminate this Lease and/or Tenant's right to possession of the Leased Premises and, with or without legal process, take possession of the Leased Premises and remove Tenant, any occupant and any property therefrom, without being guilty of trespass and without relinquishing any rights of Landlord against Tenant. Landlord shall be entitled to recover damages from Tenant in an amount equal to the amount herein covenanted to be paid as Minimum Annual Rent during the remainder of the Lease Term, said Minimum Annual Rent for the full term then remaining having been fully accelerated at the option of Landlord, together with (i) all reasonable expenses of any proceedings (including, but not limited to, legal expenses and attorney's fees) which may be necessary in order for Landlord to recover possession of the Leased Premises, (ii) the reasonable expenses of the re-renting of the Leased Premises (including, but not limited to, any commissions paid to any real estate agent, advertising expense and the costs of such alterations, repairs, replacements and decoration or re-decoration as Landlord, in its sole judgment reasonably exercised, considers advisable and necessary for the purpose of re-renting the Leased Premises), and (iii) interest computed at the Penalty Rate from the due date until paid; provided, however, that said damages shall be discounted to present value using a discount factor of 5%, and further that there shall be credited against the amount of such damages all amounts received by Landlord from such re-renting of the Leased Premises and such amounts shall be refunded to Tenant. No act or thing done by Landlord shall be deemed to be an acceptance of a surrender of the Leased Premises, unless Landlord shall execute a written agreement of surrender with Tenant. Tenant's liability hereunder shall not be terminated by the execution of a new lease of the Leased Premises by Landlord. In the event Landlord does not exercise its option to accelerate the payment of Minimum Annual Rent as provided hereinabove, then Tenant agrees to pay to Landlord, upon demand, the amount of damages herein provided after the amount of such damages for any month shall have been ascertained; provided, however, that any expenses incurred by Landlord shall be deemed to be a part of the damages for the month in which they were incurred. Separate actions may be maintained each month or at other times by Landlord against Tenant to recover the damages then due, without waiting until the end of the term of this Lease to determine the aggregate amount of such damages.

              (c) Upon any default by Tenant to pay Minimum Annual Rent or Additional Rent, Landlord shall have a lien upon the property of Tenant in the Leased Premises for the amount of any unpaid Minimum Annual Rent or Additional Rent. In such event, Tenant shall not remove any of Tenant's property from the Leased Premises except with the prior written consent of Landlord, which consent shall be granted at Landlord's sole and absolute discretion.

              (d) All rights and remedies provided to either Landlord or Tenant herein as a result of a default by the other party shall be cumulative, and none shall exclude any other right or remedy allowed by law. For the purposes of any suit brought or based hereon, this Lease shall be construed to be a divisible contract, to the end that successive actions may be maintained on this Lease as successive periodic sums mature hereunder.

        19.  Lender Requirements.

              (a) Subordination. Tenant agrees that this Lease is subject and subordinate to the lien of any existing mortgage or deed of trust which is a lien upon the Property or any part thereof on the Rent Commencement Date, and to all renewals, modifications, consolidations, replacements and extensions thereof, and to all advances made or hereafter to be made upon the security thereof. Landlord agrees that it shall use reasonable efforts to acquire from any such existing mortgagee or holder of an existing deed of trust a non-disturbance agreement in such lender's usual form for the benefit of Tenant. Tenant agrees that this Lease is and shall be subject and subordinate to the lien of any future mortgages or deeds of trust which at any time during the Lease Term may be made a lien upon the Property or any part thereof, and to all advances made or hereafter to be made upon the security thereof; provided that such subordination shall be effective only upon the delivery to Tenant of a non-disturbance agreement in such lender's usual form for the benefit of Tenant by such future mortgagee or holder of a deed of trust. These subordination provisions shall be self-operative and no further instrument of subordination shall be required. Tenant agrees to execute and deliver, upon request, such further instrument or instruments confirming this subordination as shall be desired by Landlord or by any mortgagee or proposed mortgagee; and Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such instrument or instruments. Tenant further agrees that, at the option of the holder of any mortgage or of the trustee under any deed of trust, this Lease may be made superior to said mortgage or deed of trust by the insertion therein of a declaration that this Lease is superior thereto, and to all renewals, modifications, consolidations, replacements and extensions thereof.

              (b) Attornment. In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any deed to secure a debt given by Landlord and covering the Leased Premises, Tenant shall execute such attornment agreement as shall be reasonably required by said purchaser, pursuant to the terms of which Tenant recognizes such purchaser as the owner and landlord under this Lease, and the purchaser recognizes Tenant as the tenant under this Lease.

              (c) Notice to Mortgagee Upon Landlord Default. Tenant agrees to give any mortgagee by certified mail, return receipt requested, a copy of any notice of default served upon Landlord, provided that before such notice Tenant has been notified in writing of the address of such mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then mortgagee shall have an additional fifteen (15) days within which to cure such default; provided, however, that if such default cannot be reasonably cured within that time, then such mortgagee shall have such additional time as may be necessary to cure such default so long as mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, without limitation, the commencement of foreclosure proceedings, if necessary), in which event this Lease shall not be terminated while such remedies are being so diligently pursued. In the event of the sale of the Property or the Leased Premises, by foreclosure or deed in lieu thereof, the mortgagee or purchaser at such sale shall be responsible for the return of the security deposit only to the extent that such mortgagee or purchaser actually received the security deposit. In addition, Tenant shall not pay any rental hereunder for more than one (1) month in advance.

        20. Estoppel Certificates. Tenant agrees, at any time and from time to time, upon not less than five (5) business days prior notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications the nature of same), (ii) stating the dates to which the Minimum Annual Rent and Additional Rent have been paid by Tenant,
(iii) stating whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which Tenant may have knowledge, (iv) stating the address to which notices to Tenant should be sent, and (v) certifying such other matters as may be requested by Landlord. Any such statement delivered pursuant hereto may be relied upon by an owner of the Property, any prospective purchaser of the Property, any mortgagee or prospective mortgagee of the Property, or of Landlord's interest therein, or any prospective assignee of any such mortgage.

        21.   Damage by Fire or Other Casualty.

              (a) Restoration. If the Leased Premises shall be damaged by fire or other casualty but such damage does not render the Leased Premises wholly unfit for Tenant's business operations as shall be determined by Landlord and Tenant in their reasonable business judgment, Landlord, at Landlord's expense, shall promptly restore the Leased Premises, and Tenant, at Tenant's sole expense, shall promptly restore all leasehold improvements installed in the Leased Premises by Tenant or at Tenant's request and its own furniture, furnishings, trade fixtures and equipment. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord, or on account of labor problems, or any other cause beyond Landlord's reasonable control. Minimum Annual Rent and Additional Rent shall abate proportionately (based on the proportion of the number of square feet rendered untenantable to the total number of square feet of the Leased Premises), from the date of the damage or destruction until the date the Landlord has substantially completed such restoration. Notwithstanding anything stated to the contrary herein, in the event that such damage shall occur during the last year of the Lease Term, Landlord shall not be required to restore the Leased Premises.

               (b) Termination. If the Leased Premises are substantially damaged or are rendered substantially untenantable by fire or other casualty during the Lease Term to such an extent that it is rendered substantially unusable by Tenant for the purposes originally contemplated by this Lease, Landlord shall restore or repair the same unless expressly not required to do so under Section 21(c). If such damage occurs, however, at any time during the Lease Term, and
(i) Landlord's architect certifies that the Leased Premises cannot be repaired within one hundred twenty (120) working days of normal working hours, said period commencing on the casualty date, or (ii) Landlord shall decide to demolish the Leased Premises or not to rebuild it, then Landlord may, within ninety (90) days after such fire or other casualty, terminate this Lease by giving Tenant notice of such decision, and thereupon the Lease Term shall expire by lapse of time upon the third day after such notice is given, and Tenant shall thereupon vacate the Leased Premises and surrender the same to Landlord. In the event that damage to the Leased Premises cannot be repaired sufficiently within one hundred twenty (120) days after such fire or other casualty so that Tenant can commence to refixture the Leased Premises for the use thereof as originally contemplated by this Lease, then Tenant shall have the right to terminate this Lease by giving Landlord written notice thereof within said one hundred twenty
(120) day period, and thereupon the Lease Term shall expire by lapse of time upon the third day after such notice is given, and Tenant shall thereupon vacate the Leased Premises and surrender the same to Landlord. Upon the termination of this Lease under the conditions hereinbefore provided, Tenant's liability for Minimum Annual Rent and Additional Rent shall cease as of the day following the casualty.

              (c) Lender's Approval. Notwithstanding anything to the contrary in this Section or in any other provision of this Lease, any obligation (under this Lease or otherwise) of Landlord to restore all or any portion of the Leased Premises shall be subject to Landlord's receipt of approval of the same by the mortgagee(s) of Landlord (and any other approvals required by applicable laws), as well as receipt from any such mortgagee(s) of such fire and other hazard insurance policy proceeds as may have been assigned to any such mortgagee; it being agreed that if Landlord has not received such approval(s) and proceeds within one hundred and eighty (180) days after any such casualty, then Landlord shall have the option to terminate this Lease, at any time thereafter, by notice to Tenant. Landlord shall diligently pursue the receipt of all approvals and insurance policy proceeds which are described in this Section 21(c).

          22. Condemnation. In the event the whole or a "substantial part" (as hereinafter defined) of the Leased Premises shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to said authority to prevent such taking (collectively referred to herein as a "taking"), this Lease shall terminate effective as of the date possession is required to be surrendered to said authority, and the Minimum Annual Rent and Additional Rent shall be apportioned as of the date. For purposes of this Section, a "substantial part" of the Leased Premises shall be considered to have been taken if fifty percent (50%) or more of the Leased Premises is taken or condemned. Tenant shall not assert any claim against Landlord or the taking authority for any compensation arising out of or related to such taking and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant; provided, however, that nothing contained in this section shall be deemed to give Landlord any interest in any award made to Tenant for the taking of personal property and fixtures belonging to Tenant or for Tenant's moving expenses, as long as such award is made in addition to and separately stated from any award made to Landlord for the Leased Premises and the Property. If less than fifty percent (50%) of the Leased Premises is so taken, the Lease shall continue to be in full force and effect, and the Minimum Annual Rent and Additional Rent shall be adjusted (based on the ratio that the number of square feet of rentable area taken from the Leased Premises bears to the number of rentable square feet in the Leased Premises immediately prior to such taking) as of the date possession is required to be surrendered to said authority; provided, however, Landlord shall have the right to determine that the Leased Premises should be demolished and not rebuilt, in which event Landlord may, within ninety (90) days after such taking, terminate this Lease by giving Tenant notice of such decision, and thereupon the Lease Term shall expire by lapse of time upon the third day after such notice is given, and Tenant shall thereupon vacate the Leased Premises and surrender the same to Landlord. In the event that the Lease remains in full force and effect in accordance with the terms described above, Landlord shall be obligated to repair and restore the Leased Premises to usable condition by Tenant, and such repair shall be a condition precedent to the continued effectiveness of this Lease. Landlord shall have no obligation to contest any taking.

          23. Landlord's Liability. Landlord, or its agents, shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, or leaks from any part of the Leased Premises, or from the pipes, conduits, appliances or plumbing works, or by dampness or by any other cause of whatsoever nature, unless caused by or due to the gross negligence of Landlord, its agents, servants, or employees. All personal property and equipment located in the Leased Premises shall be at the risk of Tenant.

          24. Tenant's and Landlord's Liability. Tenant shall reimburse Landlord for all expense, damages or fines, incurred or suffered by Landlord by reason of any breach, violation or nonperformance by Tenant, or its agents, servants, or employees, of any covenant or provision of this Lease or the Rules and Regulations promulgated by Landlord hereunder from time to time, or by reason of damage to persons or property caused by moving property of or for Tenant in or out of the Property, or by the installation or removal of furniture or other property of or for Tenant, by reason of or arising out of the carelessness, negligence or improper conduct of Tenant, or its agents, servants, employees, invitees or licensees in the use or occupancy of the Leased Premises or the common areas of the Property. Landlord shall reimburse Tenant for all expense, damages or fines, incurred or suffered by Tenant by reason of any breach, violation or nonperformance by Landlord, or its agents, servants, or employees, of any covenant or provision of this Lease, by reason of or arising out of the gross negligence of Landlord, or its agents, servants, employees, invitees or licensees.

          25. Indemnity.

                 (a) By Tenant. Tenant shall indemnify and defend Landlord and its agents and employees and save them harmless from and against any and all claims, actions, damages, liabilities and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Leased Premises, or the occupancy or use by Tenant of the Leased Premises or any part thereof, or occasioned wholly or in part by any act or omission of the Tenant, its agents, contractors, employees, servants, invitees or licensees, whether inside the Leased Premises or elsewhere in the Property.

                 (b) By Landlord. Landlord shall indemnify and defend Tenant and its agents and employees and save them harmless from and against any and all claims, actions, damages, liabilities and expense in connection with loss of life, personal injury and/or damage to property occasioned wholly or in part by any act or omission of the Landlord, its agents, contractors, employees, servants, invitees or licensees, whether inside the Leased Premises or elsewhere in the Property.

          26. Tenant's Insurance.

                 (a) Coverages. Tenant shall have issued, pay the premiums therefor, and maintain in full force and effect during the Lease Term and any option period:

                                 (i) Comprehensive Liability. A commercial general liability
                                            insurance   policy  or  policies  in
                                            which the  Landlord  and  Landlord's
                                            mortgagee(s)  (and  such  additional
                                            persons and/or  entities as Landlord
                                            may request) and Tenant shall be the
                                            insured, protecting the Landlord and
                                            Landlord's  mortgagee(s)  (and  such
                                            additional  persons and/or  entities
                                            as Landlord  may request) and Tenant
                                            in  the  amount  of at  least  Three
                                            Million    and    No/100     Dollars
                                            ($3,000,000.00)   combined,   single
                                            limit  coverage  for bodily  injury,
                                            including death, or property damage,
                                            which amount may be  increased  from
                                            time  to  time  by  Landlord  in its
                                            reasonable determination;

                                 (ii) All-Risk Casualty. All-risk casualty insurance, naming Landlord (and such additional persons and/or entities as Landlord may request) and Tenant as insureds (as their interests may appear), written at replacement cost value and with replacement cost endorsement, covering all leasehold improvements installed in the Leased Premises by Tenant or at Tenant's request and all of Tenant's personal property in the Leased Premises (including, without limitation,
                                            inventory,   trade  fixtures,  floor
                                            coverings,   furniture   and   other
                                            property  removable  by Tenant under
                                            the provisions of this Lease).

                                 (iii) Workers' Compensation. If and to the extent required by law, workers' compensation and employer's liability  or similar  insurance  in
                                            form and amounts required by law.

              (b) Policy Requirements. Tenant's failure to provide such insurance or failure to pay the premiums when due, shall be deemed a default hereunder. Any monies expended by Landlord to cure said default shall be deemed Additional Rent and shall be due and owing with Tenant's next payment of Basic Monthly Rent. All such policies shall contain only such reasonable deductible amounts as may be approved in advance by Landlord and shall contain a provision that Landlord shall receive not less than thirty (30) days advance notice in writing from the insurance company of any intention of the insurance company to cancel such policy or policies. Tenant shall provide written evidence to Landlord of its acquisition of such policies prior to the commencement of this Lease and prior to any renewal date of such policies. All policies shall be carried with a reputable insurance company qualified to do business in the State of Maryland and rated not lower than A-XII in the A.M. Best Rating Guide.

              (c) No Limitation of Liability. Neither the issuance of any insurance policy required under this Lease nor the minimum limits specified herein shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease.

        27. Waiver of Subrogation. Landlord and Tenant mutually covenant and agree that each party, in connection with insurance policies required to be furnished in accordance with the terms and conditions of this Lease, or in connection with insurance policies which they obtain insuring such insurable interest as Landlord or Tenant may have in its own properties, whether personal or real, shall expressly waive any right of subrogation on the part of the insurer against the Landlord (and any mortgagee requested by Landlord) or Tenant as the same may be applicable, which right to the extent not prohibited or violative of any such policy is hereby expressly waived, and Landlord and Tenant each mutually waive all right of recovery against each other, their agents, or employees for any loss, damage or injury of any nature whatsoever to property or person for which either party carries insurance or is required by this Lease to carry insurance.

        28. No Liens Permitted; Discharged. Tenant will not permit to be created or to remain undischarged any lien, encumbrance or charge (arising out of any work done or materials or supplies furnished, or claimed to have been done or furnished, by any contractor, mechanic, laborer or materialman or any mortgage, conditional sale, security agreement or chattel mortgage, or otherwise by or for Tenant) which might be or become a lien or encumbrance or charge upon the Property or any part thereof or the income therefrom. If any lien, or notice of lien on account of an alleged debt of Tenant or any notice of contract by a party engaged by Tenant or Tenant's contractor to work on the Leased Premises shall be filed against the Property or any part thereof, Tenant, within fifteen
(15) days after notice of the filing thereof, will cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien or notice of lien to be discharged within the period aforesaid, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same either by paying the amounts claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord and all reasonable costs and expenses, including attorneys' fees, incurred by Landlord in connection therewith, shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand. Nothing herein contained shall obligate Tenant to pay or discharge any lien created by Landlord.

        29. Signs, Awnings and Canopies. Tenant will not place or suffer to be placed or maintained on the exterior of the Leased Premises any sign, awning or canopy, or other written matter of any kind, without first obtaining Landlord's written approval which shall not be unreasonably withheld or delayed, provided that any such sign, awning, canopy or written matter is in compliance with the applicable federal, state and/or county regulations. Tenant further agrees to maintain in good condition and repair at all times such sign, awning, canopy, decoration, lettering, or written matter as may be approved. Any of said items so installed without such written approval and consent may be removed by Landlord at Tenant's expense.

        30. Environmental Protection. Tenant and Tenant's employees and agents shall not dispose of any oil, petroleum or chemical liquids or solids, liquid or gaseous products or any hazardous waste or hazardous substance including, without limitation, asbestos (hereinafter collectively referred to as "hazardous waste"), as those terms are used in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, or in any other federal, state or local law governing hazardous substances, as such laws may be amended from time to time (hereinafter collectively referred to as the "Act"), at, upon, under or within the Leased Premises or the Property, or into the plumbing or sewer or water system servicing the Leased Premises and/or the Property, nor shall Tenant, its agents or employees cause or permit the discharge, spillage, uncontrolled loss, seepage or filtration of any hazardous waste at, upon, under or within the Leased Premises or the Property or into the plumbing or sewer or water system servicing the same. Notwithstanding the foregoing, Landlord acknowledges that the use which Tenant contemplates for the Leased Premises involves the use, storage, and disposal of materials which are defined herein as hazardous waste, and Tenant shall have the right to maintain such materials on the Leased Premises so long as they are used, stored and disposed of in accordance with the Act. Tenant shall comply in all respects with the requirements of the Act and related regulations, and shall notify Landlord immediately in the event of its discovery of any hazardous waste at, upon, under or within the Leased Premises or the Property which has not been used, stored or disposed of in accordance with the Act. Tenant shall advise Landlord, in writing, of the identities of hazardous wastes being used and stored in the Leased Premises promptly upon written request from Landlord, but in no event less frequently than once every twelve (12) months. Tenant shall indemnify Landlord against all costs, expenses, liabilities, losses, damages, injunctions, suits, fines, penalties, claims, and demands, including reasonable attorneys' fees, arising out of any violation of or default by Tenant, and its employees and agents, in the covenants of this Section. The provisions of this Section shall survive the expiration of the Lease Term.

        31. Notices. All notices to be given under this Lease shall be in writing and either (i) hand-delivered, (ii) sent by Federal Express (or other nationally recognized, overnight mail courier service), (iii) or mailed by United States Certified or Registered Mail, return receipt requested, postage prepaid. Notices should be delivered as follows:

                     (a) To Landlord to the attention of the "General Manager" at the business and mailing address stated on page 1 of this Lease, with a copy to Shulman, Rogers, Gandal, Pordy & Ecker, P.A., 11921 Rockville Pike, Suite 300, Rockville, Maryland 20852, attn: Karl L. Ecker, Esquire. Pursuant to the terms of
                          Section 19(a) hereof, for so long as Signet Bank/Maryland holds a first lien security interest in the Property, a copy of any notice of default served on Landlord shall be delivered to Signet Bank/Maryland at 7700 Wisconsin Avenue, Suite 400, Bethesda, Maryland 20814, attn: Ms. Susan Benninghoff, Vice President.

                     (b) To Tenant to the attention of Richard T. Schumacher, President, at the business and mailing address stated on page 1 of this Lease, with a copy to Brown Rudnick Freed & Gesmer, One Financial Center, Boston, Massachusetts 02111, attn: Howard L. Levin, Esquire.

Any such notice shall be deemed to be received on the date it is hand-delivered or delivered by Federal Express (or other nationally recognized, overnight mail courier service), or on the third day after the date on which it is deposited in the U.S. mails. Landlord, Tenant and Signet Bank/Maryland shall each have the right to change the person and/or address to which notices shall be delivered upon notice thereof to the other parties sent pursuant to the provisions of this paragraph.

        32. Time. Landlord and Tenant acknowledge that time is of the essence in the performance of any and all obligations, terms, and provisions of this Lease.

        33. Postponement of Performance. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, labor troubles, inability to procure labor or materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, acts of God, fire or other casualty or other reason of a similar or dissimilar nature beyond the reasonable control of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided, however that nothing in this section shall excuse any delay in the payment of Minimum Annual Rent or Additional Rent; and provided, further, that delays or failures to perform resulting from lack of funds shall not be deemed delays beyond the reasonable control of a party. Nothing contained herein shall be construed to limit the provisions concerning the abatement of Minimum Annual Rent and Additional Rent resulting from fire and casualty damage or from condemnation damage to the Leased Premises as more fully described in Sections 21 and 22 hereof.

         34. Brokers. Landlord and Tenant represent and warrant each to the other that neither has authorized any broker, agent or finder purporting to act on either's behalf in respect to this Lease transaction except the Leasing Broker specified in Section l(a)(11), and each hereby agree to indemnify and hold harmless one from the other from and against any cost, expense, claims, liability or damage resulting from a breach of the representation and warranty herein contained.

        35. No Waiver. No waiver by Landlord or Tenant of any breach of any of the terms, covenants, agreements, or conditions of this Lease shall be deemed to constitute a waiver of any succeeding breach thereof, or a waiver of any breach of any of the other terms, covenants, agreements, and conditions herein contained. No provision of this Lease shall be deemed to have been waived by Landlord or Tenant, unless such waiver be in writing signed by such party. No employee of Landlord or of Landlord's agents shall have any authority to accept the keys of the Leased Premises prior to termination of the Lease, and the delivery of keys to any employee of Landlord or Landlord's agents shall not operate as a termination of the Lease or a surrender of the Leased Premises. The receipt by Landlord of any payment of Minimum Annual Rent or Additional Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations made a part of this Lease, or hereafter adopted, against Tenant or any other tenant in the Property shall not be deemed a waiver of any such Rules and Regulations.

         36. Amendments. This Lease and the Exhibits attached hereto, together with the terms and conditions of that certain Assets for Cash Purchase Agreement, of even date, entered into by and between Landlord, Tenant and Tenant's Guarantor, which describe the sale and purchase of certain assets by Landlord to Tenant and Tenant's Guarantor, contain the entire agreement between the parties, and any agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment in whole or in part unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

        37. Applicable Law. The laws of the State of Maryland shall govern the validity, performance and enforcement of this Lease.

        38. Transfer of the Property. In the event of the sale or other transfer of Landlord's right, title and interest in the Leased Premises or the Property (except in the case of a sale- leaseback financing transaction in which Landlord is the lessee), Landlord shall transfer and assign to such purchaser or transferee all amounts of pre-paid Minimum Annual Rent and Additional Rent, and provided that the purchaser or transferee shall assume all of the surviving liabilities and obligations of Landlord hereunder accruing after the consummation of such sale or transfer, Landlord thereupon shall be released from all liability and obligations hereunder derived from this Lease arising out of any act, occurrence or omission relating to the Leased Premises or this Lease occurring after the consummation of such sale or transfer. Tenant shall have no right to terminate this Lease, to abate Minimum Annual Rent or Additional Rent, nor to deduct from, nor set-off, nor counterclaim against Minimum Annual Rent or Additional Rent because of any sale or transfer (including, without limitation, any sale-leaseback) by Landlord or its successors or assigns.

        39. Extension Option. Provided (i) that this Lease shall be in full force and effect; (ii) that BTRL Contracts and Services, Inc. (or a permitted assignee of Tenant [which is a related party to Tenant] pursuant to the provisions of Section 15 hereof) shall be the tenant hereunder; and (iii) that Tenant shall not be in default under any of the terms, provisions, covenants or condition of this Lease, then, and only in such event, Tenant shall have the right, at Tenant's sole option, to extend the term of this Lease for two (2) additional periods of five (5) years each ("Extension Terms"). Each such extension option shall be exercisable by Tenant giving written notice of the exercise of such extension option to Landlord no sooner than three hundred sixty-five (365) days and no later than one hundred eighty (180) days prior to the expiration date of the then-current term; provided, however, in the event Tenant fails to exercise any option to extend during the aforesaid period such extension option shall become null and void and all rights with respect thereto and with respect to any subsequent extension option shall become null and void and all rights with respect thereto and with respect to any subsequent extension option shall automatically terminate and expire. Each Extension Term shall be upon the same terms, covenants and conditions as set forth herein with respect to the Lease Term, except that Minimum Annual Rent payable during each Lease Year of each Extension Term shall be computed in the following manner. On the first day of the first Lease Year of the first Extension Term, and on the first day of each Lease Year thereafter during the remainder of the first Extension Term and during the Second Extension Term, the Minimum Annual Rent (then in effect) shall be adjusted by one hundred percent (100%) of any change in the Index now known as "United States Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers, All Items (1982-1984=100)" ("Index"), provided, however, that the amount of Minimum Annual Rent payable by Tenant during any Lease Year of an Extension Term pursuant to this provision shall not be less than one hundred three percent (103%) of the Minimum Annual Rent paid during the previous Lease Year. Subject to the foregoing, each such adjustment shall be accomplished (and shall be effective for the entire then- operative Lease Year) by adding to the Minimum Annual Rent (then in effect) the amount created by multiplying the Minimum Annual Rent then in effect by the amount created by subtracting one (1) from a fraction, the numerator of which shall be the most recently published monthly Index figure prior to the date of the adjustment, and the denominator of which shall be the published monthly Index figure for the same month of the previous year. Landlord shall give Tenant written notice of each such adjustment and the amount of Minimum Annual Rent payable during the forthcoming Lease Year. Should said Index cease to be published, then the closest similar published Index by an agency of the United States Government shall be substituted. Should there be no such substitute, then the parties hereto shall, under rules of the American Arbitration Association, agree to a substitute formula, or source, designed to accomplish the same original purpose of this provision. This extension option is personal to Tenant, and shall not be available to any other subtenant or assignee of the Lease (other than a party which is related to Tenant), regardless of whether such sublease or assignment was approved by Landlord in the manner described herein.

        40. Right of First Offer. In the event that, during the Lease Term, Landlord determines to sell the Property to any party which is unrelated to Landlord, then, provided that (i) this Lease shall be in full force and effect;
(ii) that BTRL Contracts and Services, Inc. (or a permitted assignee of Tenant [which is a related party to Tenant] pursuant to the provisions of Section 15 hereof) shall be the tenant hereunder; and (iii) Tenant shall not be in default under any of the terms, provisions, covenants or conditions of this Lease, then, and only in such event, Tenant shall have the first right to purchase the Property upon the following terms and conditions. Promptly after determining the terms and conditions upon which the Property shall be sold to a third party, Landlord shall give Tenant written notice of its opportunity to purchase same, by presenting Tenant with an execution copy of a Contract of Sale for the Property containing all material terms and conditions as determined by Landlord to be appropriate for the sale of the Property. Tenant shall exercise its right of first offer by executing the copy of the Contract of Sale tendered by Landlord and returning it to Landlord (together with any required earnest money deposit) within thirty (30) calendar days of the date on which Landlord delivered the proposed Contract of Sale to Tenant. The failure of Tenant to execute and deliver the Contract of Sale (and required earnest money deposit) to Landlord within the aforesaid thirty (30) calendar day period shall automatically extinguish Tenant's right to exercise such right of first offer with regard to the Property, and further shall relieve Landlord of any and all liability with respect to same; provided that such right of first offer shall be reinstated, without further act required by any party, in the event that Landlord has not settled on the sale of the Property within three hundred sixty-five (365) days of the expiration date of Tenant's right of first offer as described herein. Notwithstanding the foregoing, Landlord shall not thereafter offer to sell the Property to any third party for a purchase price which is less than that offered to Tenant or upon such other material terms and conditions which are substantially less advantageous to the purchaser, without first renewing its offer to Tenant to purchase same at the lesser amount of purchase price (and affording Tenant the right to exercise its first right of offer in the manner described herein). Should Tenant fail to exercise properly its right of first offer as described above, Landlord shall be free to proceed with the sale of the Property to any third party, free and clear of all rights of Tenant; provided that such right of first offer shall be reinstated, without further act required by any party, in the event that Landlord has not settled on the sale of the Property within three hundred sixty-five (365) days of the expiration date of Tenant's right of first offer as described herein. In the event that Tenant exercises its right of first offer as provided herein, then Landlord and Tenant shall proceed to settlement thereunder in accordance with the terms and conditions of the Contract of Sale. In the event that Tenant thereafter fails to settle on its purchase of the Property in accordance with the terms and conditions of the Contract of Sale, then Landlord shall have the right (but not the obligation), as determined in its sole and absolute discretion, to terminate this Lease, in addition to exercising any and all rights available to it pursuant to the terms and conditions of the Contract of Sale. Landlord shall exercise its right to terminate this Lease by giving written notice thereof to Tenant, in which event this Lease shall terminate on the third day after the giving of such notice, and Tenant shall deliver possession of the Leased Premises to Landlord. This right of first offer is personal to Tenant, and shall not be available to any other subtenant or assignee of the Lease (other than a party which is related to Tenant), regardless of whether such sublease or assignment was approved by Landlord in the manner described herein.

            41. Right of First Refusal. Provided (i) that Landlord has not offered Tenant the right to purchase the Property for a purchase price which is equal to or less than the offer described below and is upon such material terms and conditions which are substantially the same or more advantageous to the purchaser than are contained in the offer described below, and that Tenant's right of first offer has not expired (and Tenant's right under Section 40 has not been reinstated), all pursuant to the terms and conditions of Section 40 hereof; (ii) that this Lease shall be in full force and effect; (iii) that BTRL Contracts and Services, Inc. (or a permitted assignee of Tenant [which is a related party to Tenant] pursuant to the provisions of Section 15 hereof) shall be the tenant hereunder; and (iv) that Tenant shall not be in default under any of the terms, provisions, covenants or condition of this Lease, then, and only in such event, Tenant shall have the right of first refusal to purchase the Property (the "Right of First Refusal") upon the following terms: If at any time during the Lease Term, Landlord shall receive a bona fide offer from a third party for the purchase of the Property, which offer Landlord desires to accept, Landlord promptly shall deliver to Tenant a copy of such offer. Tenant may, within thirty (30) days after receipt of such offer, elect to purchase the Property on the same terms and conditions as set forth in such offer, by delivering to Landlord written notice of said exercise within the aforesaid thirty (30) day period. In the event that Landlord shall receive an offer for the purchase of the Property which is not consummated by delivering a deed to the offeror, Tenant's Right of First Refusal as set forth herein shall remain applicable to subsequent offers made to Landlord. In the event that Landlord shall sell the Property after Tenant fails to exercise its Right of First Refusal, such sale shall be subject to the terms of this Lease, provided, however, the Right of First Offer and the Right of First Refusal as set forth in this Lease shall expire upon the date of conveyance of the Property to said third party, and said rights shall not continue in force or effect, nor shall they be applicable to any subsequent sale or ownership of the Property by successive parties. In the event that any mortgagee or holder of a deed of trust or other security interest in the Property shall foreclose on the Property or accept a deed in lieu of foreclosure as a result of the failure of Landlord to pay any debt secured by the Property, the Right of First Offer and the Right of First Refusal as set forth in this Lease shall expire automatically upon the date of conveyance of the Property to said mortgagee or holder of a security interest therein (or to any third party assignee of said mortgagee or holder of a security interest therein), and said Right of First Offer and the Right of First Refusal shall not continue in force or effect, nor shall they be applicable to any subsequent sale or ownership of the Property by successive parties.

         42. Waiver of Counterclaim and Trial by Jury/Attorneys Fees. Landlord and Tenant waive their right to trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of the Leased Premises, and any emergency statutory or any other statutory remedy. Tenant shall not interpose any counterclaim(s) or claim(s) for set-off, recoupment or deduction of Minimum Annual Rent or Additional Rent in a summary proceeding for nonpayment of Minimum Annual Rent or Additional Rent, unless such counterclaim is mandatory in nature and must be interposed in such summary proceeding initiated by Landlord or otherwise be deemed waived. In the event either Landlord or Tenant institute an action or proceeding against the other to enforce the terms and conditions of this Lease, the prevailing party shall be entitled to recover all reasonable attorneys fees and costs incurred as a result thereof.

        43. Separability. If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each other term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

        44. Corporate Authority. Concurrently with the execution of this Lease, Tenant has delivered to Landlord a certified copy of a resolution of Tenant's Board of Directors (or other evidence reasonably satisfactory to Landlord) approving the leasing of the Leased Premises by Tenant pursuant to the terms and conditions contained herein, stating that this Lease is fully binding upon Tenant, and authorizing the execution of this Lease by each person signing this Lease on behalf of Tenant.

        45. Interpretation.

              (a) Captions. The captions, marginal references, General Information sheet, and table of contents appearing in this Lease are inserted only as a matter of convenience and in no way amplify, define, limit, construe, or described the scope or intent of this Lease nor in any way affect this Lease.

              (b) Gender. The neuter, feminine or masculine pronoun when used herein shall each include each of the other genders and the use of the singular shall include the plural.

              (c) Covenants. The parties hereto agree that all the provisions of this Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate provision hereof.

              (d) Interpretation. Although the printed provisions of this Lease were drawn by Landlord, this Lease shall not be construed for or against Landlord or Tenant, but this Lease shall be interpreted in accordance with the general tenor of the language in an effort to reach the intended result.

         46. Landlord's Agreement re: Contract of Sale of the Property. Landlord agrees that, during the Lease Term and prior to its execution of any contract for the sale of the Property to a prospective purchaser, it shall give written notice of the existence of this Lease and Tenant's occupancy rights in and to the Leased Premises (together with a copy of this Lease), to any such prospective purchaser of the Property.

         47. Reasonableness of Expenses. Wherever it is required by the terms of this Lease that one party reimburse the other party for costs and expenses incurred in connection with the performance of an obligation or the exercise of a right described herein, unless expressly stated otherwise, all costs and expenses for which such reimbursement is sought shall be reasonable in amount and nature, as determined in accordance with local standards of commercial reasonableness in the District of Columbia metropolitan area.

         48. Limits of Landlord's Liability. In the event that any mortgagee or holder of a deed of trust or other security interest in the Property shall foreclose on the Property or accept a deed in lieu of foreclosure as a result of the failure of Landlord to pay any debt secured by the Property, then, thereafter, neither the owner of the Property, as Landlord, nor its agents, employees or officers, whether disclosed or undisclosed, shall have any personal liability under any provision of this Lease, and if such a subsequent owner of the Property, as Landlord, defaults in the performance of any of its obligations hereunder or otherwise, Tenant shall look solely to Landlord's equity, interest and rights in the Property for satisfaction of Tenant's remedies on account thereof.

        49. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and the heirs, personal representatives, successors and assigns of said parties.

        IN WITNESS WHEREOF, the parties hereto have duly executed, sealed, and delivered this Lease, or have caused same to be executed, sealed and delivered by their duly authorized attorney-in-fact, as of the day and year above written.

WITNESS                               LANDLORD:
                                      Cambridge Biotech Corporation,
                                         a Delaware corporation


                                      By: /s/ signature unreadable (SEAL)
---------------------------             ---------------------------------
                                         /s/ signature unreadable
                                        ---------------------------------


                                      Date of Execution: July 14, 1992
                                                        ---------


WITNESS/ATTEST:                       TENANT:
                                      BTRL Contracts and Services, Inc.,
                                         a Massachusetts corporation



/s/ signature unreadable              By: /s/ signature unreadable (SEAL)
                                        ---------------------------------
                                          /s/ signature unreadable , President
                                        --------------------------

                                      Date of Execution: July 14, 1992
                                                        --------








                                    EXHIBIT C

                              RULES AND REGULATIONS

Tenant agrees as follows:


         1. Tenant will keep the Leased Premises and approaches thereto clean and free from rubbish; will remove snow, ice and debris from the adjacent sidewalks; will keep all windows and any sign neat, clean and in good order; will not erect any screen or fence; and will not perform any acts or carry on any practices which may damage the Leased Premises or the Property or be a nuisance or menace to other tenants.

        2. Tenant shall not obstruct or interfere with the rights of others to use any Property driveways, parking facilities, sidewalks, exits, entrances, if any.

        3. Tenant shall not store any material, supplies, equipment, wooden pallets, vehicles or anything whatsoever outside of the Leased Premises. If any such items are not removed within forty-eight (48) hours Landlord shall have the right to remove the same, with prior notice to Tenant, and with no responsibility to Tenant for loss or damage to such items, and the cost to Landlord of such removal shall be deemed to be Additional Rent under the Lease and will be immediately paid by Tenant to Landlord upon demand.

        4. Business and mechanical equipment which cause noise or vibration that may be transmitted to the structure of the Leased Premises or to any space therein to such a degree as to be objectionable to Landlord or any other tenant of the Property, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

        5. Tenant shall comply with any governmental energy-saving rules, laws or regulations of which Tenant has notice.

        6. The sewage system shall not be used for any purpose other than that for which it was constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

        7. Should the Tenant, its agents or invitees, activate its sprinkler system (if there is one in the Leased Premises), Tenant agrees that it will pay, as Additional Rent to Landlord, any damage to the Leased Premises and to property of other Property tenants.

        8. All trash and garbage shall be kept within the Leased Premises (or in a dumpster placed on the common areas of the Property at a location reasonably satisfactory to Landlord) and collected on a regular basis. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal.

        9. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by or any governmental agency having jurisdiction.

        10. Tenant assumes any and all responsibility for protecting the Leased Premises from theft, robbery and pilferage which includes keeping doors locked and other means of entry to the Leased Premises closed.

        11. Tenant shall keep the inside and the outside of all glass in the doors and windows within the Leased Premises clean, keep all exterior surfaces of the Leased Premises clean, replace promptly any cracked or broken glass of the Leased Premises with glass of like kind, color, and quality.

        12. Tenant shall be responsible for the observance of all the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

        13. Tenant shall give Landlord immediate notice in case of fire or accidents in the Leased Premises, and in case of fire or accidents on the Property involving Tenant, its agents, employees or invitees.







                                    GUARANTY


         In consideration of, and as a material inducement to Cambridge Biotech Corporation, a Delaware corporation qualified to do business in the State of Maryland, with a business and mailing address at 1500 East Gude Drive, Rockville, MD 20850 (the "Landlord"), executing and delivering simultaneously herewith, in reliance upon this Guaranty, that certain Lease (the "Lease"), dated as of June 30, 1992, between Landlord and BTRL Contracts and Services, Inc., a Massachusetts corporation qualified to do business in the State of Maryland ("Tenant"), the undersigned, Boston Biomedica, Inc., a Massachusetts corporation (the "Guarantor"), with a business and mailing address at 375 West Street, West Bridgewater, Massachusetts 02379, hereby unconditionally and absolutely guarantees unto Landlord, its successors and assigns, the full, prompt and complete payment by Tenant of the Minimum Annual Rent and Additional Rent provided in the Lease, and the prompt, faithful and complete performance and observance by Tenant of all of the terms, covenants and conditions of the Lease on the Tenant's part to be performed and/or observed. Upon the failure of Tenant to make any such payment of Minimum Annual Rent or Additional Rent provided in the Lease, or to perform or observe any such term, covenant or condition of the Lease on the Tenant's part to be performed and/or observed, Guarantor shall, promptly upon demand, pay such required sum to Landlord, or perform or observe the required term, covenant or condition of the Lease.

        Guarantor does hereby waive notice of any and all defaults on the part of the Tenant, waives acceptance and notice of acceptance of this Guaranty, and waives all demand for payment and/or performance; and Guarantor agrees that no delay on the part of Landlord in enforcing any of its rights or remedies or insisting thereupon, nor any extension of time nor any changes or modifications in or to, or in connection with the Lease, shall in any way limit, affect or impair the liability of Guarantor hereunder; and Guarantor hereby expressly consents to and approves thereof with the same force and effect as though its written consent had been given to each of such delays, extensions, changes and modifications.

        This Guaranty is independent of and in addition to any security or other remedies which Landlord has or may have for the performance of any of the obligations on the part of Tenant; and Guarantor agrees that Landlord shall not be required to resort to any other security or other remedies before proceeding upon this Guaranty, but that Landlord may proceed hereunder against Guarantor at any time it sees fit, independently of or concurrently with any other remedies it may have.

        This Guaranty shall remain in full force and effect notwithstanding the institution by or against Tenant, of bankruptcy, reorganization, readjustment, receivership or insolvency proceedings of any nature, or the disaffirmance of the Lease in any such proceedings or otherwise.

        If Guarantor is a corporation and is merged into or with any other company, firm or corporation, the resulting merged company, firm or corporation shall become liable as Guarantor under this Guaranty to the same extent as the original named Guarantor hereunder.

        Concurrently with the execution of this Guaranty, Guarantor has delivered to Landlord a certified copy of a resolution of its Board of Directors (or other evidence reasonably satisfactory to Landlord) approving the guaranty by Guarantor of Tenant's obligations contained in the Lease pursuant to the terms and conditions contained herein, stating that this Guaranty is fully binding upon Guarantor, and authorizing the execution of this Guaranty by each person signing this Lease on behalf of Guarantor.








         This Guaranty shall be binding upon the undersigned, the undersigned's successors and assigns, and shall inure to the benefit of Landlord, its successors and assigns, and to the benefit of any successors to the interest of Landlord under the Lease and/or to the Leased Premises.

         IN WITNESS WHEREOF, the undersigned has duly executed this Guaranty under seal as of the 30th day of June, 1992.

WITNESS/ATTEST:                              GUARANTOR:
                                             Boston Biomedica, Inc.


/s/ signature unreadable                     By: /s/ signature unreadable (SEAL)
----------------------------                    --------------------------------
Secretary                                       Name: /s/ signature unreadable
                                                     ---------------------------
                                                Title: President
                                                      --------------------------


State of  UNREADABLE
          ------------------
County of UNREADABLE
          ------------------

On this the 14th day of July, 1992, before me, the subscriber, a Notary Public in and for the jurisdiction aforesaid, personally appeared UNREADABLE who acknowledged himself/herself to be the President of Boston Biomedica, Inc., a Massachusetts corporation, and that he/she, as such President, being authorized so to do, executed the foregoing and annexed Guaranty for the purposes contained therein, by signing the name of the corporation by himself/herself as President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                   /s/ signature unreadable
                                                   -----------------------------
                                                   Notary Public

                                                   My Commission Expires 11/6/92
                                                                         -------








BTRL Contracts and Services, Inc.
375 West Street
West Bridgewater, Massachusetts 02379


        Re: Lease Agreement Dated as of June 30, 1992 between Cambridge Biotech Corporation and BTRL Contracts and Services, Inc., covering certain premises known as 3 Taft Court, Rockville, Maryland 20850

Gentlemen:

       Reference is made to the above-reference Lease Agreement (the "Lease"), pursuant to which Cambridge Biotech Corporation ("Landlord") has leased certain premises known as 3 Taft Court, Rockville, Maryland, to be BTRL Contracts and Services, Inc. ("Tenant").

       In mutual consideration of Landlord and Tenant entering into the above-referenced Lease, this will confirm that Landlord and Tenant have agreed to supplement the provisions of the Lease as follows:

       1.        Landlord  and Tenant have agreed to clarify the  provisions  of
                 Section 4(b)(iii), relating to insurance, so as to clarify in the third paragraph thereof that in the event that Landlord causes its insurance carrier to provide a written statement reflecting the allocation of premiums paid by Landlord attributable to the Leased Premises (as defined therein) and the premiums attributable to the insurance carried on other properties owned by Landlord, the premiums attributable to the Leased Premises shall be Tenant's Proportionate Share of insurance costs payable under the Lease.

       2. Landlord has agreed to provide to Tenant, on a quarterly basis, true and complete copies of bank statements reflecting the status of accounts in which monies have been deposited in escrow on account of real estate taxes pursuant to Section 4(b)(ii) of the Lease, insurance premiums pursuant to Section 4(b)(iii) of the Lease, and the Security Deposit pursuant to
                 Section 5 of the Lease.

       3. In the event that Landlord refinances the real property of which the Leased Premises constitute a part, Landlord agrees to modify and amend the Lease so as to eliminate the limitations on the Landlord's (and any subsequent owner's) liability pursuant to Section 48 of the Lease, unless Landlord's prospective new mortgage lender, if any, refuses (in its sole discretion) to finance the property if such modification or amendment is made.

      EXECUTED as a sealed instrument as of the 30th day of June, 1992.

TENANT:                                           LANDLORD:

BTRL CONTRACTS  SERVICES, INC.                    CAMBRIDGE BIOTECH CORPORATION


BY: /s/ signature unreadable                      BY: /s/ signature unreadable
  ----------------------------                      ----------------------------
                                                      Vice President